EXHIBIT 99.6

FORM OF NOTICE OF GUARANTEED DELIVERY FOR RIGHTS
CERTIFICATES ISSUED

BY CEMTREX, INC.

This form, or one substantially equivalent hereto, must be used to exercise the subscription rights pursuant to the rights offering as described in the Prospectus Supplement dated November 21, 2018 of Cemtrex, Inc., a Delaware corporation (“Cemtrex”), if a holder of subscription rights cannot deliver the certificate(s) evidencing the rights to the subscription agent listed below prior to 5:00 p.m., Eastern time, on December 19, 2018 (as it may be extended, the “Expiration Date”). Such form must be delivered by hand or sent by telegram, facsimile transmission, first class mail or overnight courier to the subscription agent, and must be received by the subscription agent prior to the Expiration Time. See “The Rights Offering — Methods for Exercising Subscription Rights” in the prospectus supplement.

Payment of the subscription price of $1.06 per share subscribed for upon exercise of such subscription rights must be received by the subscription agent in the manner specified in the prospectus supplement prior to the Expiration Date even if the rights certificate(s) evidencing such rights is (are) being delivered pursuant to the Guaranteed Delivery Procedures thereof. See “The Rights Offering — Methods for Exercising Subscription Rights” and “— Guaranteed Delivery Procedures” in the prospectus supplement.

By Mail, Hand Delivery, Express Mail, Courier or Other Expedited Service:

Continental Stock Transfer & Trust Co.
17 Battery Place, 8th Floor
New York, New York 10004
Attention: Corporate Actions Department

By Facsimile Transmission:

(212) 616-7612

Telephone Number for Information:

(800) 509-5586

If you have other questions or need assistance, please contact Okapi Partners LLC, information agent at 1-212-297-0720 (bankers and brokers) or 1-855-208-8903 (all others), or by email at info@okapipartners.com.

Delivery of this instrument to an address other than as set forth above or transmission of this instrument via facsimile other than as set forth above does not constitute a valid delivery

Ladies and Gentlemen:

The undersigned hereby represents that the undersigned is the holder of rights certificate(s) representing subscription right(s) and that such rights certificate(s) cannot be delivered to the subscription agent prior to the Expiration Date. Upon the terms and subject to the conditions set forth in the prospectus supplement, receipt of which is hereby acknowledged, the undersigned hereby elects to (i) exercise the basic subscription privilege to subscribe for _____________ shares with respect to the subscription rights represented by such rights certificate(s), subject to proration as described in the prospectus supplement, and (ii) exercise the over-subscription privilege relating to such rights, to the extent that shares that are not otherwise purchased pursuant to the exercise of subscription rights are available therefor, for an aggregate of up to _____________ shares, subject to availability and allocation as described in the prospectus supplement.

The undersigned understands that payment of the subscription price of $1.06 per share subscribed for pursuant to the basic subscription privilege and the over-subscription privilege must be received by the subscription agent prior to the Expiration Date, and represents that such payment, in the aggregate amount of $________________, either (check appropriate box):

[ ]	is being delivered to the subscription agent herewith

Or

[ ]	has been delivered separately to the subscription agent in the manner set forth below (check appropriate box and complete information relating thereto):

[ ]	Wire transfer of funds

Name of transferor institution:

Date of transfer:

Confirmation number (if available):

[ ]	Uncertified check (Payment by uncertified check will not be deemed to have been received by the subscription agent until such check has cleared. Holders paying by such means are urged to make payment sufficiently in advance of the Expiration Time to ensure that such payment clears by such date.)

[ ]	Certified check

[ ]	Bank draft (cashier’s check)

[ ]	Money order

Name of maker:

Date of check, draft or money order:

Check, draft or money order number:

Bank on which check is drawn or issuer or money order:

2

Because we will not know the final subscription price until the Expiration Date of the rights offering, it is possible that the aggregate subscription amount paid to the Company in the rights offering will exceed the number of shares that the undersigned has subscribed for above. Accordingly, any excess subscription payments received by the subscription agent as a result of the subscription price decreasing will be put towards the purchase of additional shares in the rights offering. If the undersigned desires to instead receive the cash difference, promptly and without interest, check the box below.

[ ]	By checking this box, the undersigned acknowledges that any excess subscription payments received by the subscription agent as a result of the subscription price decreasing will be returned to the undersigned, promptly, without interest.

The undersigned understands and acknowledges that the undersigned will not be able to make a new election with respect to any excess subscription payments when it delivers the rights certificate to the subscription agent.

Signature(s)

Names

Address

Area Code and Telephone No.(s)

(Please type or print)
Rights Certificate No(s). (if available)

3

GUARANTEE OF DELIVERY
(Not to Be Used for Rights Certificate Signature Guarantee)

The undersigned, a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, or a commercial bank or trust company having an office or correspondent in the United States, or a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program, pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, guarantees that the undersigned will deliver to the subscription agent the certificates representing the subscription rights being exercised hereby, with any required signature guarantee and any other required documents, all within three business days after the date hereof.

Dated:

(Address)

(Name of Firm)

(Area Code and Telephone Number)

(Authorized Signature)

The institution that completes this form must communicate the guarantee to the subscription agent and must deliver the rights certificate(s) to the subscription agent within the time period shown in this prospectus. Failure to do so could result in a financial loss to such institution.

4